Bank Deposits	12 Months Ended
Dec. 31, 2017
Deposits Liabilities Balance Sheet Reported Amounts [Abstract]
Bank Deposits

NOTE 13 – Bank Deposits

Deposits consist of money market and savings accounts, certificates of deposit, and demand deposits. Deposits at December 31, 2017 and 2016 were as follows (in thousands):

	December 31,
	2017	2016
Money market and savings accounts	$13,219,675	$11,264,285
Demand deposits (interest-bearing)	184,829	253,545
Demand deposits (non-interest-bearing)	5,856	5,752
Certificates of deposit	1,575	3,901
	$13,411,935	$11,527,483

The weighted-average interest rate on deposits was 0.10% and 0.09% at December 31, 2017 and 2016, respectively.

At December 31, 2017 and 2016, the amount of deposits includes related party deposits, primarily brokerage customers’ deposits from Stifel of $13.4 billion and $11.5 billion, respectively, and interest-bearing and time deposits of executive officers, directors, and their affiliates of $0.2 million and $0.5 million, respectively.